UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 3, 2020 (May 28, 2020)

LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 3.03 below relating to the MUPA (as defined below) and the subscription agreement with LKPK (as defined below) is incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sale of Equity Securities

On May 28, 2020 (the “Closing Date”), Lincolnway Energy, LLC (the “Company”) closed its previously announced private offering of new Class B Units (the “Class B Offering”) to its existing members who are “accredited investors” (such members “Existing Accredited Members”), as such term is defined in Rule 501 of Regulation D, promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

Effective as of the Closing Date (a) pursuant to the Preferred Membership Unit Purchase Agreement between the Company and HALE, LLC, an Iowa limited liability company (“HALE”) dated as of March 31, 2020 (a copy of which was previously filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 3, 2020) incorporated herein by reference (the “MUPA), (b) pursuant to subscription agreements between the Company and certain Existing Accredited Investors entered into as part of the Class B Offering, and (c) pursuant to a separate subscription agreement between the Company and LKPK Holdings, LLC a Nebraska limited liability company (“LKPK”), the Company sold 14,037 Class A Units to HALE and sold, or agreed to sell, 6,987 Class B Units to the Existing Accredited Investors and LKPK for an aggregate price of $2,500,000, or $118.91 per unit.  These securities were sold for cash consideration, and there were no underwriting discounts, sales commissions, or brokerage fees applied or paid in the transaction.

These sales were consummated in reliance on the exemption from registration found in Rule 506(b) of Regulation D, promulgated by the SEC under the Securities Act.  The facts relied upon to make the exemption available are that (a) the securities were offered and sold exclusively to accredited investors, as such term is defined in Rule 501 of Regulation D; (b) no general solicitations were made in connection with the offer or sale of the securities; (c) the securities bear the required statutory legend prescribing the restrictions on transfer and resale applicable to the securities as required by Section 502 of Regulation D; (d) none of the “bad actor” disqualification events contained in Rule 506(d) of Regulation D apply to any pertinent person or entity in the offering; and (e) the Company filed the Form D notice, and all other necessary notices, in a timely manner with all applicable securities regulators, both state and federal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: June 3, 2020	By:	/s/ Jeff Kistner
Jeff Kistner
Interim Chief Financial Officer